Exhibit 99.1

Investor Presentation As of March 31, 2016

2 » Consumer finance company focused on sub - prime auto market » Established in 1991. IPO in 1992 » Through March 31, 2016, over $12.7 billion in contracts purchased from automobile dealers » From 2002 – 2011, four mergers and acquisitions aggregating $822.3 million » Irvine, California operating headquarters; Branches in Nevada, Illinois, Virginia and Florida » Approximately 926 employees » $1,060.5 million contract purchases in 2015; $312.3 million in Q1 2016 » $2.1 billion outstanding managed portfolio at March 31, 2016

3 $1,000 $1,200 $1,400 $1,600 $1,800 $2,000 Total Managed Portfolio ($ in mm) $4.00 $6.00 $8.00 $10.00 $12.00 $14.00 $16.00 Pretax Income ($ in mm ) $50 $100 $150 $200 $250 $300 New Contract Purchases ($ in mm) (1) Equal to annualized pretax income as a percentage of the average managed portfolio. 0.0% 1.0% 2.0% 3.0% 4.0% Return on Managed Assets (1)

4 CPS Systems Proprietary Applications Credit Decisioning AOA / DOA Underwriting Servicing and Collections System Auto Dialer –Workflow Management Receivables Accounting System Credit Application Servicing Activities –Five Branch Locations Decline or Approval / Pricing Credit Bureaus Underwriting Package Originations System Automobile Dealership Auto Consumers Shop -- Negotiate -- Apply for Credit

5 » Improvements in operating leverage offsetting lower contract APRs resulting in steady returns on managed portfolio. (1) As a percentage of the average managed portfolio. Percentages may not add due to rounding. March 31, 2016 March 31, 2015 December 31, 2015 December 31, 2014 Interest Income 18.4% 19.3% 18.9% 20.2% Servicing and Other Income 0.8% 0.9% 0.7% 1.0% Interest Expense (3.4%) (3.1%) (3.1%) (3.5%) Net Interest Margin 15.8% 17.1% 16.6% 17.6% Provision for Credit Losses (8.4%) (7.8%) (7.7%) (7.6%) Core Operating Expenses (5.0%) (5.8%) (5.5%) (6.3%) Pretax Return on Assets 2.3% 3.5% 3.3% 3.7% Quarter Ended Twelve Months Ended

U.S. Auto Finance Market $1 trillion in auto loans outstanding as of Q4 2015 (2) Approximately 39% is below “prime” (credit score less than 660) (1) Approximately $140 billion in new subprime auto loans in 2015 (2) Historically fragmented market – top 20 players represent 49% of outstandings (1) Few dominant long - term players Significant barriers to entry Other National Industry Players Santander Consumer USA GM Financial/AmeriCredit Capital One Chase Custom Wells Fargo Westlake Financial Credit Acceptance Corp. Exeter Finance Corp. 6 (1) According to Experian Automotive. (2) According to Equifax

» Purchasing contracts from dealers in 48 states across the U.S. » As of March 31, 2016 had 98 employee marketing representatives » Primarily factory franchised dealers 7 (1) Under the CPS programs for contracts purchased during Q1 2016. 72% 28% Contract Purchases (1) Factory Franchised Independents

$284 $1,019 $1,283 $297 $9 $113 $552 $764 $945 $0 $200 $400 $600 $800 $1,000 $1,200 $1,400 ($ in millions) $312 8 » Since inception through March 31, 2016 the Company has purchased over $12.7 billion in contracts » New contract purchases have ramped up significantly since financial crisis $1,061

$0 $500 $1,000 $1,500 $2,000 $2,500 ($ in millions) $2,141 $2,156 $1,664 $1,195 $756 $795 $898 $1,231 $1,644 $2,031 9 » Decline through 2010 was the result of the financial crisis

0% 2% 4% 6% 8% 10% 12% 14% 16% 18% 20% Model Year 10 • 22% New • 78% Pre - owned • 39% Domestic • 61% Imports Primarily late model, pre - owned vehicles (1) Under the CPS programs for contracts purchased during Q1 2016.

11 » CPS’s proprietary scoring models and risk - adjusted pricing result in program offerings covering a wide band of the credit spectrum (1) Under the CPS programs for contracts purchased during Q1 2016. (2) Contract APR as adjusted for fees charged (or paid) to dealer. Program (1) Avg. Yield (2) Avg. Amount Financed Avg. Annual Household Income Avg. Time on Job (years) Avg. FICO % of Purchases Preferred 12.8% $19,549 $80,934 9.0 600 3% Super Alpha 15.2% $20,098 $66,978 7.5 577 9% Alpha Plus 18.0% $18,544 $59,414 6.6 568 15% Alpha 20.1% $16,777 $48,312 5.2 563 45% Standard 22.4% $13,862 $42,713 3.7 565 13% Mercury / Delta 22.7% $13,663 $41,633 3.6 553 11% First Time Buyer 22.4% $12,439 $36,737 2.6 566 3% Bravo 23.0% $11,220 $39,881 2.3 538 1% Overall 19.7% $16,247 $49,720 5.1 565 100%

12 » Yields and credit metrics are significantly stronger today than at the end of the last cycle (1) (1) For new contracts purchased during the calendar quarter under the CPS programs. Averages are weighted by principal balance. (2) Contract APR as adjusted for fees charged (or paid) to dealer . (3) Wholesale loan - to - value ratio. Q1 2007 Q1 2008 Q1 2010 Q1 2011 Q1 2012 Q1 2013 Q1 2014 Q1 2015 Q1 2016 New Contract Purchases ($ in mm) $319.8 $166.7 $17.4 $50.0 $119.9 $180.0 $189.9 $233.9 $312.3 Avg. Yield (2) 18.9% 19.7% 25.2% 24.6% 23.8% 22.2% 21.0% 19.7% 19.6% Avg. FICO 522 526 568 568 559 562 567 569 565 Wtd . Avg. Original Term (months) 65 65 61 63 62 62 63 63 67 Avg. LTV (3) 115.5% 114.7% 112.3% 114.0% 113.4% 114.2% 113.0% 113.9% 114.4%

• Average age 41 years • Average time in job 6 years • Average time in residence 6 years • Average credit history 11 years • Average household income $49,720 per year • Percentage of homeowners 22% Borrower : • Average amount financed $16,247 • Weighted average monthly payment $438 • Weighted average term 67 months • Weighted average APR 19.6% • Average LTV 114.4 % Contract: 13 (1) Under the CPS programs for contracts purchased during Q1 2016.

Contract Originations » Centralized contract originations at Irvine HQ » Maximizes control and efficiencies » Certain functions performed at Florida and Nevada offices » Proprietary auto - decisioning system » Makes initial credit decision on over 99% of incoming applications » Uses both criteria and proprietary scorecards in credit and pricing decisions » Pre - funding verification of employment, income and residency » Protects against potential fraud 14 Servicing » Geographically dispersed servicing centers enhance coverage and staffing flexibility and drive portfolio performance » Early contact on past due accounts; commencing as early as first day after due date » Early stage workload supplemented by automated intelligent predictive dialer » Workloads allocated based on specialization and behavioral scorecards, which enhances efficiencies

» $300 million in interim funding capacity through three c redit facilities » $100 million with Fortress; revolves to April 2017, due in April 2019 » $100 million with Citibank; revolves to August 2016, due in August 2017 » $100 million with Ares / Credit - Suisse; revolves to November 2017, due in November 2019 » Regular issuer of asset - backed securities, providing long - term matched funding » $10.8 billion in over 70 deals from 1994 through April 2016. » Completed 20 senior subordinated securitizations since the beginning of 2011 » In April 2016 transaction, sold five tranches of rated bonds from triple “A” down to double “B” with a blended coupon of 4.65% » $8.0 million in residual interest financing, maturing in April 2018 » Total corporate debt of $15.5 million in subordinated unsecured retail notes 15

16 » Average of quarterly vintage cumulative net losses as of March 31, 2016 » Recent pool performance in line with business model economics 0.00% 2.00% 4.00% 6.00% 8.00% 10.00% 12.00% 14.00% 16.00% 18.00% 20.00% 1 3 5 7 9 11 13 15 17 19 21 23 25 27 29 31 33 35 37 39 41 43 45 47 49 51 53 55 57 59 61 2006 2007 2010 2011 2012 2013 2014 2015

($ in millions) March 31, 2016 December 31, 2015 December 31, 2014 December 31, 2013 Assets Cash 16.2$ 19.3$ 17.9$ 22.1$ Restricted cash 126.0 125.4 175.4 132.3 Finance receivables, net of allowance 2,018.4 1,909.5 1,534.5 1,115.4 Finance receivables, measured at fair value - - 1.7 14.5 Residual interest in securitizations - - - 0.9 Deferred tax assets, net 37.5 37.6 42.9 59.2 Other assets 51.9 51.1 60.7 52.0 2,250.0$ 2,142.9$ 1,833.1$ 1,396.4$ Liabilities Accounts payable and accrued expenses 32.9$ 29.5$ 21.7$ 24.8$ Warehouse lines of credit 170.3 196.5 56.8 9.5 Debt secured by receivables measured at fair value - - 1.3 13.1 Residual interest financing 8.3 9.0 12.3 19.1 Securitization trust debt 1,856.4 1,731.6 1,598.5 1,177.6 Senior secured debt, related party - - - 38.6 Subordinated renewable notes 15.4 15.1 15.2 19.1 2,083.3 1,981.7 1,705.8 1,301.8 Shareholders' equity 166.7 161.2 127.3 94.6 2,250.0$ 2,142.9$ 1,833.1$ 1,396.4$ 17 (1) Numbers may not add due to rounding.

18 ($ in millions) March 31, 2016 March 31, 2015 December 31, 2015 December 31, 2014 December 31, 2013 Revenues . . . Interest income 96.7$ 82.4$ 350.0$ 286.7$ 231.3$ Servicing fees - 0.1 0.3 1.4 3.1 Other income 3.9 3.4 13.4 12.1 10.4 Gain on cancellation of debt - - - 11.0 100.6 85.9 363.7 300.2 255.8 Expenses Employee costs 15.1 14.5 59.6 50.1 43.0 General and administrative 11.3 10.1 42.4 39.3 32.7 Interest 17.8 13.2 57.7 50.4 58.2 Provision for credit losses 44.2 33.4 142.6 108.2 76.9 Provision for contingent liabilities - - - - 7.8 88.4 71.2 302.3 248.0 218.6 Pretax income 12.2 14.7 61.4 52.2 37.2 Income tax expense 5.0 6.4 26.7 22.7 16.2 Net income 7.2$ 8.3$ 34.7$ 29.5$ 21.0$ EPS (fully diluted) 0.24$ 0.26$ 1.10$ 0.92$ 0.67$ Years EndedThree Months Ended (1) Numbers may not add due to rounding.

19 (1) Revenues less interest expense and provision for credit losses. (2) Total expenses less provision for credit losses and interest expense. (3) Equal to annualized pretax income as a percentage of the average managed portfolio. ($ in millions) March 31, 2016 March 31, 2015 December 31, 2015 December 31, 2014 December 31, 2013 Auto contract purchases 312.3$ 233.9$ 1,060.5$ 944.9$ 764.1$ Total managed portfolio 2,141.6$ 1,725.5$ 2,031.1$ 1,643.9$ 1,231.4$ Risk-adjusted margin (1) 38.6$ 39.4$ 163.3$ 141.6$ 109.8$ Core operating expenses (2) $ amount 26.4$ 24.6$ 101.9$ 89.4$ 75.7$ % of avg. managed portfolio 5.0% 5.8% 5.5% 6.3% 7.0% Pretax return on managed assets (3) 2.3% 3.5% 3.3% 3.7% 3.4% Total delinquencies and repo inventory (30+ days past due) As a % of total owned portfolio 8.9% 6.9% 9.5% 7.2% 6.9% Annualized net charge-offs As a % of total owned portfolio 7.6% 6.6% 6.4% 5.8% 4.7% Three Months Ended Years Ended

» CPS has weathered two industry cycles to remain one of the few independent public auto finance companies » Eighteen consecutive quarters of profitability » Attractive industry fundamentals with fewer large competitors than last cycle » Consistent credit performance 20 » Growing portfolio enhances operating leverage through economies of scale » Opportunistic, successful acquisitions » Stable senior management team averaging 19 years of experience owns significant equity » CPSS currently trading at a discount to book value

Any person considering an investment in securities issued by CPS is urged to review the materials filed by CPS with the U . S . Securities and Exchange Commission ("Commission") . Such materials may be found by inquiring of the Commission‘s EDGAR search page (http : //www . sec . gov/edgar/searchedgar/companysearch . html) using CPS's ticker symbol, which is "CPSS . " Risk factors that should be considered are described in Item 1 A, “Risk Factors," of CPS's annual report on Form 10 - K, which report is on file with the Commission and available for review at the Commission's website . Such description of risk factors is incorporated herein by reference . 21

Information included in the preceding slides is believed to be accurate, but is not necessarily complete . Such information should be reviewed in its appropriate context . The implication that historical trends will continue in the future, or that past performance is indicative of future results, is disclaimed . To the extent that one reading the preceding material nevertheless makes such an inference, such inference would be a forward - looking statement, and would be subject to risks and uncertainties that could cause actual results to vary . Such risks include variable economic conditions, adverse portfolio performance (resulting, for example, from increased defaults by the underlying obligors), volatile wholesale values of collateral underlying CPS assets, reliance on warehouse financing and on the capital markets, fluctuating interest rates, increased competition, regulatory changes, the risk of obligor default inherent in sub - prime financing, and exposure to litigation . 22